SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2002

COMMUNITY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	000-16461 (Commission File No.)	63-0868361 (IRS Employer I.D. No.)

68149 Main Street Blountsville, Alabama (Address of Principal Executive Office)	35031 (Zip code)

     Registrant’s telephone number, including area code: 205-429-1000

Item 9. Regulation FD Disclosure
SIGNATURES
EX-99.1 PRESS RELEASE

Item 9. Regulation FD Disclosure

The Registrant hereby furnishes as Regulation F-D Disclosure the press release attached hereto as Exhibit 99.1

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, in the city of Blountsville, State of Alabama.

COMMUNITY BANCSHARES, INC. (Registrant)

Date: June 14, 2002	/s/ Kennon R. Patterson, Sr. BY: Kennon R. Patterson, Sr. ITS: Chairman and Chief Executive Officer

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